UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/16/2007

Myriad Genetics, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-26642

Delaware	87-0494517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

320 Wakara Way
Salt Lake City, Utah 84108
(Address of principal executive offices, including zip code)

801-584-3600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On August 16, 2007, Myriad Genetics, Inc. announced that it has initiated a third Phase 2 human clinical trial of its therapeutic candidate, Azixa(TM) (MPC-6827), in patients with non-small-cell lung cancer that has spread to the brain. The information in the press release dated August 16, 2007 is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 99.1 hereto.

Item 9.01.    Financial Statements and Exhibits

(d)

        Exhibit

        Number         Description

         99.1               The Registrant's press release dated August 16, 2007 concerning the initiation of a third Phase 2 human clinical trial of Azixa in patients with non-small-cell lung cancer that has spread to the brain.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myriad Genetics, Inc.

Date: August 16, 2007	By:	/s/ Peter D. Meldrum
Peter D. Meldrum
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1
The Registrant's press release dated August 16, 2007 concerning the initiation of a third Phase 2 human clinical trial of Azixa in patients with non-small-cell lung cancer that has spread to the brain.